UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017

Commission File Number   000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip code)

(303) 771-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure.

On December 15, 2017, CH2M HILL Companies Ltd., a Delaware corporation (“CH2M” or the “Company”), merged (the “Merger”) with and into Basketball Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs”), in accordance with the terms of, and pursuant to, the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 1, 2017, by and among CH2M, Jacobs and Merger Sub, and consistent with the disclosure contained in the proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 (Registration No. 333-220524) filed by Jacobs with the Securities and Exchange Commission on November 9, 2017.  On December 18, 2017, the Company expects to file additional detailed information regarding the consummation of the Merger on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Dated: December 15, 2017	/s/ Kevin C. Berryman
Name: Kevin C. Berryman
Title: Treasurer